Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 24, 2006.

/s/ Peter J. Clare
Peter J. Clare

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 21, 2006.

/s/ Alberto F. Fernandez
Alberto F. Fernandez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of March 1, 2006.

/s/ Allan M. Holt
Allan M. Holt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 22, 2006.

/s/ Donald R. Muzyka
Donald R. Muzyka

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 21, 2006.

/s/ Richard J. Schnieders
Richard J. Schnieders

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 17, 2006.

/s/ Jonathan M. Schofield
Jonathan M. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 17, 2006.

/s/ Arthur E. Wegner
Arthur E. Wegner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 17, 2006.

/s/ Bruce N. Whitman
Bruce N. Whitman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey J. Murphy, Jacqueline K. Collier, and R. Sean Elliott and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in his or her capacity as an officer and/or a director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney effective as of February 17, 2006.

/s/ Chris A. Davis
Chris A. Davis